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


FORM CD-451                           U.S. DEPARTMENT OF COMMERCE
(REV 10-93)                                                         [ ] GRANT      [X] COOPERATIVE AGREEMENT
D&O 203-26                                                        -----------------------------------------
                                  AMENDMENT TO                      ACCOUNTING CODE
                            FINANCIAL ASSISTANCE AWARD               N/A
                                                                  -----------------------------------------
                                                                    AWARD NUMBER
                                                                     NCR 92-18742
-----------------------------------------------------------------------------------------------------------
RECIPIENT NAME                                                      AMENDMENT NUMBER
Network Solutions, Incorporated                                      Ten (10)
-----------------------------------------------------------------------------------------------------------
STREET ADDRESS                                                      EFFECTIVE DATE
505 Huntmar Park Drive                                               October 1, 1998
-----------------------------------------------------------------------------------------------------------
CITY, STATE, ZIP CODE                                               EXTEND WORK COMPLETION TO
Herndon, Virginia 22070                                              October 7, 1998
-----------------------------------------------------------------------------------------------------------
DEPARTMENT OF COMMERCE OPERATING UNIT
 National Telecommunications and Information Administration
-----------------------------------------------------------------------------------------------------------
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
COSTS ARE REVISED AS FOLLOWS:                     PREVIOUS                                         TOTAL
                                   N/A         ESTIMATED COST         ADD         DEDUCT          ESTIMATED COST
-----------------------------------------------------------------------------------------------------------
FEDERAL SHARE OF COST
                                               $                   $               $              $
-----------------------------------------------------------------------------------------------------------
RECIPIENT SHARE OF COST
                                               $                   $               $              $
-----------------------------------------------------------------------------------------------------------
TOTAL ESTIMATED COST
                                               $                   $               $              $
-----------------------------------------------------------------------------------------------------------
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REASON(S) FOR AMENDMENT In accordance with the Memorandum of Agreement entered into under the authority of the National Science Foundation Act of 1950, as amended, 42 U.S.C. Sec. 1861-75, and specifically 42 U.S.C. Sec. 1870(c), (j), and 42 U.S.C. 1862(a)(4), (h), the flexibility period of the Cooperative
Agreement is extended at no additional cost to the Government


--------------------------------------------------------------------------------
THIS AMENDMENT APPROVED BY THE GRANTS OFFICER IS ISSUED IN TRIPLICATE AND CONSTITUTES AN OBLIGATION OF FEDERAL FUNDING. BY SIGNING THE THREE DOCUMENTS, THE RECIPIENT AGREES TO COMPLY WITH THE AMENDMENT PROVISIONS CHECKED BELOW AND ATTACHED, AS WELL AS PREVIOUS PROVISIONS INCORPORATED INTO THE AWARD. UPON ACCEPTANCE BY THE RECIPIENT, TWO SIGNED AMENDMENT DOCUMENTS SHALL BE RETURNED TO THE GRANTS OFFICER AND THE THIRD DOCUMENT SHALL BE RETAINED BY THE RECIPIENT. IF NOT SIGNED AND RETURNED BY THE RECIPIENT WITHIN 15 DAYS OF RECEIPT, THE GRANTS OFFICER MAY DECLARE THIS AMENDMENT NULL AND VOID.

[X]  Special Award Conditions

[ ]  Line Item Budget

[ ]  Other(s):
--------------------------------------------------------------------------------
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SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER          TITLE                                     DATE

Joseph Levine /s/ Joseph Levine                             Acting Grants Officer Office of           9/29/98
                                                            Executive Assistance Management
------------------------------------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL   TITLE                                     DATE
/s/ D.M. GRAVES                                             DAVID M. GRAVES                           9/29/98
                                                            DIRECTOR, BUSINESS AFFAIRS
------------------------------------------------------------------------------------------------------------

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                            SPECIAL AWARD CONDITIONS
                                  NCR 92-18742
                           Amendment Number Ten (10)


1.  The Grants Officer's Name, address, and telephone number are:

     Joseph Levine
     Acting Grants Officer
     U.S. Department of Commerce
     Office of Executive Assistance Management
     14th Street & Constitution Avenue, N.W., Room H6054
     Washington, D.C.  20230
     202 482-1370

2. The Grant/Cooperative Agreement Specialist's name, and telephone number are:

     Betty L. Cassidy
     202 482-5381

3.   The Federal Program Officer's name, address, and telephone number are:

     J. Beckwith Burr
     Acting Associate Administrator for International Affairs
     National Telecommunications and Information Administration
     U.S. Department of Commerce
     14th Street & Constitution Avenue, N.W., Room H4712
     Washington, D.C.  20230
     202 482-1304

                            MEMORANDUM OF AGREEMENT
                                    BETWEEN
                        THE NATIONAL SCIENCE FOUNDATION
                                      AND
                        THE U.S. DEPARTMENT OF COMMERCE

I. PURPOSE

This memorandum of agreement (MOA) provides for the transfer of authority from the National Science Foundation (NSF) to authorize the U.S. Department of Commerce (DOC) to administer Cooperative Agreement NCR 92-18742. It is in the mutual interest of DOC and NSF to transfer this authority and to cooperate in negotiating the terms of the ramp down of the Cooperative Agreement to ensure the seamless and stable transition from the existing framework of Internet administration to a private sector management governance structure as set forth in the Statement of Policy entitled, "Management of Internet Names and Addresses," 63 Fed. Reg. 31741 (1998) (hereinafter "Statement of Policy").

II. BACKGROUND

     A. In the spring of 1992, NSF issued a competitive Program Solicitation (NSF 92-24) for Information Services for NSFNET and the NREN (National Research and Education Network) which included, among other activities, registration services for the non-military Internet registration. As a result of that solicitation, NSF awarded Cooperative Agreement NCR 92-18742 to Network Solutions, Inc. (NSI), which required, among other activities, NSI to provide registration services for the non-military Internet registration for the period January 1, 1993, through September 30, 1998, including a 3-month phase-in period and a 6-month unfunded flexibility period.

     B. In July of 1997, the President directed the Secretary of Commerce to support efforts to make the governance of the Internet domain name system private and competitive and to transition the management of domain names and addresses to the private sector. The principle purpose of this MOA is to aid DOC with carrying out this mission. Further, all executive departments and agencies were directed "to promote efforts domestically and internationally to make the Internet a secure environment for commerce." NSF and DOC agree that the transfer of the Cooperative Agreement to DOC is necessary to further this objective. NSF and DOC have also determined that DOC will initiate negotiations with NSI regarding the steps NSI will take under the Cooperative Agreement and otherwise to facilitate the development of a private, competitive domain name system as set forth in the Statement of Policy.

III. RESPONSIBILITIES

     A. The NSF agrees to:

          1. Transfer immediately a copy of the official award file to DOC, including all amendments, addenda, performance reports, financial reports, progress reports, program plans, budget documents and related correspondence. This material will be provided to Joseph Levine, Acting Grants Officer, Office of Executive Assistance Management, U.S. Department of Commerce, 14th Street and Constitution Avenue, N.W., Room 6054, Washington, D.C. 20230,
     (202) 482-1370, "jlevinel@doc.gov".

     2. On receipt of information about the DOC points of contact under section
     B.2 below, notify NSI that DOC, as of the date of execution of this MOA, shall assume responsibility for the administration of the Cooperative Agreement. NSF will provide NSI with names, telephone numbers and E-mail addresses of the DOC points of contact for the Cooperative Agreement in the cognizant programmatic, business, and administrative areas.

     3. Consult with DOC throughout the duration of this MOA and the Cooperative Agreement, including the negotiations with NSI.

     4. Continue to be responsible for the disposition of funds from the Intellectual Infrastructure fund that have been or will be transferred to NSF by NSI as authorized and directed by Sec 8003 of Public Law No. 105-174, 112 Stat. 58, 93-94 (1998).

     5. Continue, in concert with the U.S. Department of Justice, to be responsible for any litigation concerning the Intellectual Infrastructure fund mentioned in the preceding paragraph and all other litigation arising from actions of NSF or NSI prior to the effective date of this MOA.

     6. Continue to be responsible for audit activities covering the period between the award of the Cooperative Agreement and the date of execution of this MOA. NSF agrees to provide the results of any such audit to DOC and to transfer the original official award file after the completion of such audit.

B. DOC agrees to:

     1. Negotiate, prepare and execute any amendment or agreement, in consultation with NSF and DOJ, regarding the terms and conditions of the ramp down of the Cooperative Agreement with NSI and the other steps NSI will take to facilitate the development of a private, competitive domain name system.

     2. Provide Karen L. Sandberg, Division of Grants and Agreements, Office of Budget, Finance, and Award Management, National Science Foundation, Room 495N, 4201 Wilson Boulevard, Arlington, VA 22230, (703) 306-1212,
     "ksandberg@nsf.gov" with the names, telephone numbers and E-mail addresses of the DOC points of contact in the cognizant programmatic, business, and administrative areas for the Cooperative Agreement within three (3) working days of the execution of this MOA.

IV.  PERIOD AND TERMS OF AGREEMENT

     A. This MOA will be effective from the date of the last signature and continue in full force and effect through the expiration of the Cooperative Agreement. This MOA may be renegotiated and amended, extended, or otherwise modified through an exchange of correspondence with signatory approval of authorized officials of DOC and NSF.

     B. This MOA does not require DOC to obligate appropriated funds in excess of funds available to DOC, or for items of expenditure agreed upon between NSF and NSI prior to the date of this MOA.

     C. This MOA may be terminated by authorized officials of either party hereto with 30 days written notification to the other party.

V.  AUTHORITY

This MOA is entered into under the authority of the National Science Foundation Act of 1950, as amended, 42 U.S.C. Sections 1861-75, and specifically 42 U.S.C. Sections 1870(c), (j), which authorizes NSF to transfer its legal authority to DOC, and 42 U.S.C. Sections 1862(a)(4), (h), which authorizes the award of Cooperative Agreement NCR 92-18742. This MOA is also authorized by the National Telecommunications and Administration Organization Act, 47 U.S.C. Section 901 et seq.

This MOA is effective upon signatures of both parties.

FOR THE NATIONAL SCIENCE FOUNDATION         FOR THE U.S. DEPARTMENT OF COMMERCE

By: /s/ Aaron R. Asrael                     By: /s/ Joseph Levine
------------------------------------        -----------------------------------
Name, Title  Aaron R. Asrael                Name, Title Joseph Levine,
Grants and Agreements Officer               Acting Grants Officer
------------------------------------        -----------------------------------
Date  8/27/98                               Date  Sept./9/1998



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